DEFINED ASSET FUNDSSM
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CORPORATE                     This Defined Fund is a portfolio of preselected
INCOME FUND                   bonds formed to provide a high level of current
INTERMEDIATE TERM             income through investment in a fixed Portfolio of
SERIES--46                    intermediate-term corporate bonds. This income is
(A UNIT INVESTMENT            taxable to U.S. investors, but in the opinion of
TRUST)                        counsel is exempt from U.S. Federal income taxes,
------------------------------including withholding taxes, for many foreign
/ / DESIGNED FOR HIGH CURRENT investors. There is no assurance that this
      INCOME                  objective will be met because it is subject to the
/ / DEFINED PORTFOLIO OF      continuing ability of issuers of the bonds to meet
      CORPORATE BONDS         their principal and interest requirements.
/ / MONTHLY INCOME            Furthermore, the market value of the bonds, and
/ / TAX EXEMPT TO FOREIGN     therefore the value of the Units, will fluctuate
      INVESTORS               with changes in interest rates and other factors.
                              Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY CORPORATE INCOME FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-323-1508.
PaineWebber Incorporated       PROSPECTUS PART A DATED DECEMBER 1, 1995.

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Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $100 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited--a defined portfolio. Most defined bond funds pay interest monthly--defined income. The portfolio offers a convenient and simple way to invest-- simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defined Intermediate Term Series
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Our defined portfolio of intermediate term corporate bonds offers you a simple and convenient way to earn a high level of current monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide a high level of current income through investment in a fixed portfolio consisting primarily of intermediate-term corporate bonds.

DIVERSIFICATION

The Portfolio contains 10 bonds. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time. The information in this prospectus is as of August 31, 1995, the evaluation date.

----------------------------------------------------------------
Defining Your Portfolio
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PROFESSIONAL SELECTION AND SUPERVISION

The Portfolio contains a variety of bonds selected by experienced buyers and research analysts. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of bonds issued by 10 different corporate issuers.

                                                     APPROXIMATE
     ISSUERS                                PORTFOLIO PERCENTAGE

/ / Financial Institutions                  58%
/ / Utilities                               42%
PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 100% of the bonds were valued at a discount from par (see Risk Factors in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Many bonds are subject to optional refunding or call provisions. However, we selected bonds with call protection. This call protection means that any bond in the Portfolio generally cannot be called for a number of years after the initial date of deposit of the Fund (which was September 15, 1993) and thereafter at a declining premium over par.

TAX INFORMATION

In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of each bond when interest on the bond is received by the Fund. This interest is taxable for U.S. investors but exempt from U.S. Federal income taxes, including withholding taxes, for many foreign investors. (See Taxes in Part B).

---------------------------------------------------------------
Defining Your Investment
---------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                      $982.66

The Public Offering Price as of August 31, 1995, the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Fund ($10,784,401), divided by the number of units outstanding (11,522) plus a sales charge of 4.75%. The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.
REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of corporate bonds. Reinvesting helps to compound your income.

PRINCIPAL DISTRIBUTIONS
Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 90% of the face amount of bonds deposited.
---------------------------------------------------------------
Defining Your Risks
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RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any Security to be sold. There is no guarantee that the Fund will achieve its investment objective.

The Fund is concentrated in bonds issued by Financial Institutions and Corporate Utilities and is therefore dependent to a significant degree on revenues generated from those particular activities (see Risk Factors in Part B).

---------------------------------------------------------------
Defining Your Costs
---------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                       As a %
                                                 of Secondary
                                                       Market
                                                       Public
                                                 Offering Price
                                                 --------------
Maximum Sales Charge                                    4.75%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Per Unit
                                                 --------------
Trustee's Fee                                      $     0.65
Maximum Portfolio Supervision, Bookkeeping and
  Administrative Fees                              $     0.32
Evaluator's Fee                                    $     0.30
Other Operating Expenses                           $     0.02
                                                 --------------
TOTAL                                              $     1.29


SELLING YOUR INVESTMENT

You may sell your units at any time. Your price is based on the Fund's then current net asset value (based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $935.98 ($46.68 less than the Public Offering Price). There is no fee for selling your units.
---------------------------------------------------------------
Defining Your Income
---------------------------------------------------------------

MONTHLY INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit                         $    4.92
Annual Income per unit:                                 $   59.14


These figures are estimates determined as of the evaluation date and actual payments may vary.

CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 46,
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Corporate Income Fund, Intermediate Term Series - 46,
Defined Asset Funds:

We have audited the accompanying statement of condition of Corporate Income Fund, Intermediate Term Series - 46, Defined Asset Funds, including the portfolio, as of August 31, 1995 and the related statements of operations and of changes in net assets for the year ended August 31, 1995 and the period September 16, 1993 to August 31, 1994. These financial statements are the responsibility of the Trustee. (See Note 5.) Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at August 31, 1995, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank (National Association), the
Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corporate Income Fund, Intermediate
Term Series - 46, Defined Asset Funds at August 31, 1995 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, N.Y.
November 8, 1995

                                        D - 1.

CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 46,
DEFINED ASSET FUNDS


STATEMENT OF CONDITION
As of August 31, 1995

TRUST PROPERTY:
  Investment in marketable securities -
     at value (cost $ 11,555,164 )(Note 1)........                $10,784,401
  Accrued interest ...............................                    231,039
  Proceeds receivable from sale of securities ....                    117,200
  Cash - principal ...............................                      6,813
                                                                  -----------
    Total trust property .........................                 11,139,453


LESS LIABILITIES:
  Income advance from Trustee.....................$    67,298
  Accrued Sponsors' fees .........................      2,498
  Redemptions payable ............................    112,760         182,556
                                                  -----------     -----------


NET ASSETS, REPRESENTED BY:
  11,522 units of fractional undivided
     interest outstanding (Note 3)................ 10,797,366

  Undistributed net investment income ............    159,531     $10,956,897
                                                  -----------     ===========

UNIT VALUE ($ 10,956,897 / 11,522 units ).........                $    950.95
                                                                  ===========





                         See Notes to Financial Statements.

                                        D - 2.

CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 46,
DEFINED ASSET FUNDS


STATEMENTS OF OPERATIONS

                                                           September 16, 1993











                                             Year Ended            to
                                             August 31,        August 31,
                                                1995              1994
                                                ----              ----

INVESTMENT INCOME:
  Interest income ........................$   718,217       $   697,487
  Trustee's fees and expenses ............    (13,176)          (16,195)
  Sponsors' fees .........................     (6,097)           (1,060)
                                          ------------------------------
  Net investment income ..................    698,944           680,232
                                          ------------------------------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Realized loss on
    securities sold or redeemed ..........    (35,944)           (5,288)
  Unrealized appreciation (depreciation)
    of investments .......................    760,751        (1,531,514)
                                          ------------------------------
  Net realized and unrealized
    gain (loss) on investments ...........    724,807        (1,536,802)
                                          ------------------------------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............$ 1,423,751       $  (856,570)
                                          ==============================





                         See Notes to Financial Statements.

                                        D - 3.

CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 46,
DEFINED ASSET FUNDS


STATEMENTS OF CHANGES IN NET ASSETS

                                                            September 16, 1993
                                              Year Ended            to
                                              August 31,        August 31,
                                                 1995              1994
                                                 ----              ----
OPERATIONS:
  Net investment income .................. $   698,944       $   680,232
  Realized loss on











    securities sold or redeemed ..........     (35,944)           (5,288)
  Unrealized appreciation (depreciation)
    of investments .......................     760,751        (1,531,514)
                                           ------------------------------
  Net increase (decrease) in net assets
    resulting from operations ............   1,423,751          (856,570)
                                           ------------------------------
INCOME DISTRIBUTIONS TO
   HOLDERS (Note 2) ......................    (701,222)         (512,280)
                                           ------------------------------

SHARE TRANSACTIONS:
  Redemption amounts - income ............      (5,586)             (557)
  Redemption amounts - principal .........    (405,020)          (35,619)
                                           ------------------------------
  Total share transactions ...............    (410,606)          (36,176)
                                           ------------------------------

NET INCREASE (DECREASE) IN NET ASSETS ....     311,923        (1,405,026)

NET ASSETS AT BEGINNING OF PERIOD ........  10,644,974        12,050,000
                                           ------------------------------
NET ASSETS AT END OF PERIOD .............. $10,956,897       $10,644,974
                                           ==============================
PER UNIT:
  Income distributions during
    period ............................... $     59.01       $     42.69
                                           ==============================
  Net asset value at end of
    period ............................... $    950.95       $    890.12
                                           ==============================
TRUST UNITS:
  Redeemed during period .................         437                41
  Outstanding at end of period ...........      11,522            11,959
                                           ==============================



                         See Notes to Financial Statements.

                                        D - 4.

     CORPORATE INCOME FUND,
     INTERMEDIATE TERM SERIES - 46,
     DEFINED ASSET FUNDS

     NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES












     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities
               (see "Redemption - Computation of Price Per Unit" in this
               Prospectus, Part B), except that value on September 16, 1993 was based upon offering side evaluations at September 14, 1993, the day prior to the Date of Deposit. Cost of securities at September 16, 1993 was also based on such offering side evaluations.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Administration of The Fund -
     Accounts and Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

Cost of 11,522 units at Date of Deposit ....................$12,052,128
Less sales charge ..........................................    482,086
                                                            -----------
Net amount applicable to Holders ........................... 11,570,042
Redemptions of units - net cost of 478 units redeemed
  less redemption amounts (principal).......................     39,319
Realized loss on securities sold or redeemed ...............    (41,232)
Unrealized depreciation of investments .....................   (770,763)
                                                            -----------

Net capital applicable to Holders ..........................$10,797,366
                                                            ===========
4.   INCOME TAXES

     As of August 31, 1995, unrealized depreciation of investments, based on cost for Federal income tax purposes, aggregated $770,763, all of which related to depreciated securities. The cost of investment securities for Federal income tax purposes was $11,555,164 at August 31, 1995.

5.   CHANGE OF TRUSTEE

     Effective May 27, 1995, The Chase Manhattan Bank, N.A. replaced Bankers Trust
     Company as Trustee.

                                        D - 5.

CORPORATE INCOME FUND,
INTERMEDIATE TERM SERIES - 46,
DEFINED ASSET FUNDS

PORTFOLIO
As of August 31, 1995

                                             Rating of Issues (1)
                                              Moody's   Standard                                              Optional
     Portfolio No. and Title of              Investors  & Poor's        Face                                 Redemption
            Securities                        Service  Corporation      Amount    Coupon      Maturities(3) Provisions(3)
            ----------                       --------- -----------  ----------- -----------   ------------  ------------


   1 Bank of Montreal, Subordinated Notes       A1         A+       $ 1,895,000     6.100 %      2005          None


   2 Consolidated Natural Gas Company,          A1         AA-        1,000,000     5.750        2003          None
     Debentures

   3 First Bank N.A., Subordinated Notes        A2         A            875,000     6.000        2003          None


   4 Mellon Bank N.A., Subordinated Notes       A2         A          1,000,000     6.500        2005          None


   5 NationsBank Corporation, Subordinated      A3         A-         1,000,000     6.500        2003          None
     Notes

   6 New York Telephone Company, Notes          A2          A           910,000     5.875        2003          None


   7 Northern Telecom Limited, Notes            A2          A           950,000     6.000        2003          None


   8 PNC Funding Corporation, Subordinated      A3          BBB+        950,000     6.125        2003          None
     Notes

   9 Pacific Gas & Electric Company, First      A2          A         1,925,000     5.875        2005          None
     and Refunding Mtge. Bonds

  10 Southern California Edison, First and      A2          A+        1,000,000     5.875        2004          None
     Refunding Mortgage Bonds

                                                                     ----------
     TOTAL                                                          $11,505,000
                                                                     ==========


     Portfolio No. and Title of











            Securities                         Cost(2)  Value(2)
            ----------                        ---------- ---------


   1 Bank of Montreal, Subordinated Notes   $ 1,880,788 $ 1,770,961


   2 Consolidated Natural Gas Company,        1,002,500     937,725
     Debentures

   3 First Bank N.A., Subordinated Notes        876,094     824,909

   4 Mellon Bank N.A., Subordinated Notes     1,028,750     962,735

   5 NationsBank Corporation, Subordinated    1,027,500     968,892
     Notes

   6 New York Telephone Company, Notes          915,688     853,562

   7 Northern Telecom Limited, Notes            952,375     892,835


   8 PNC Funding Corporation, Subordinated      954,750     894,477
     Notes

   9 Pacific Gas & Electric Company, First    1,912,969   1,756,468
     and Refunding Mtge. Bonds

  10 Southern California Edison, First and    1,003,750     921,837
     Refunding Mortgage Bonds
                                             ----------  ----------
     TOTAL                                  $11,555,164 $10,784,401
                                             ==========  ==========

                                        D - 6.

CORPORATE INCOME FUND,

INTERMEDIATE TERM SERIES - 46,
DEFINED ASSET FUNDS

NOTES TO PORTFOLIO
As of August 31, 1995

(1) A description of the rating symbols and their meanings appears under "Description of Ratings" in this Prospectus, Part B. The ratings have been provided by the Evaluator. "NR", if applicable, indicates that this security is not currently rated by the indicated rating service.












(2)   See Notes to Financial Statements.

(3)   Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on
      Holders of redemptions and related distributions is described under "Taxes"
      in this Prospectus, Part B.


                                        D - 7.

                             CORPORATE INCOME FUND
                            INTERMEDIATE TERM SERIES
                              DEFINED ASSET FUNDS
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Corporate Fund Accumulation Program, Inc. and a current Prospectus.
My name (please
print) _________________________________________________________________________
My address (please print):
Street and Apt.
No. ____________________________________________________________________________
City, State, Zip
Code ___________________________________________________________________________
This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 644, NEW YORK, N.Y.                       NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          THE CHASE MANHATTAN BANK, N.A. (CIF)                 UNITED STATES
          RETAIL PROCESSING DEPARTMENT
          770 BROADWAY--7th FLOOR
          NEW YORK, N.Y. 10003-9598


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                            DEFINED ASSET FUNDSSM
                              PROSPECTUS--PART B
                            CORPORATE INCOME FUND
                           CASH OR ACCRETION SERIES
                           INTERMEDIATE TERM SERIES
                                INSURED SERIES
                            MONTHLY PAYMENT SERIES
                          PREFERRED STOCK PUT SERIES
                                SELECT SERIES

  THIS PART B OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED OR
                             PRECEDED BY PART A.
            FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
    WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, AT THE ADDRESS AND
       TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.

                                    Index

                                                          PAGE
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          6
How to Sell Units.....................................          7
Income, Distributions and Reinvestment................          8
Fund Expenses.........................................          9
Taxes.................................................          9

                                                          PAGE
Records and Reports...................................         11
Trust Indenture.......................................         12
Miscellaneous.........................................         12
Exchange Option.......................................         14
Supplemental Information..............................         14
Appendix A--Description of Ratings....................        a-1
Appendix B--Sales Charge Schedules....................        b-1

FUND DESCRIPTION

BOND PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, generally selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (the Bonds were initially rated in the category A or better by at least one nationally recognized rating organization or had comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. (For Preferred Stock Put Series, see page 4.)

     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

     Because each Defined Asset Fund is a preselected portfolio of Bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, institution of certain legal proceedings, if the Bond becomes inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan. The Sponsors and the Trustee are not liable for any default or defect in a Bond.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

   Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     The Fund may be concentrated in one or more of types of bonds. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

UTILITIES

     Payments on utility bonds are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry.

HOSPITAL AND HEALTH CARE FACILITIES

     Payments on hospital and health care facility bonds are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit paymentsto health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing cost of insurance.

BANKS AND OTHER FINANCIAL INSTITUTIONS

     The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

TELECOMMUNICATIONS

     Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, are generally dependant upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

FOREIGN OBLIGORS

     On the basis of the best information available to the Sponsors, except as indicated in Prospectus Part A, under existing law there are no withholding taxes applicable to any foreign Securities in the Portfolio. Issues of foreign obligors may involve investment risks that are different from those of domestic issues, including currency rate fluctuations, future political and economic developments and the possible imposition of withholding taxes, exchange controls or other foreign governmental restrictions which might adversely affect the Fund.

INSURED SERIES

    Portfolio Insurance. The Fund has obtained portfolio insurance ('Portfolio Insurance') from either MBIA Insurance Corporation or Financial Security Assurance Inc. (each referred to as an 'Insurer' or the 'Insurers') (see The Insurers below) that guarantees the scheduled payments of the principal of and interest on the Bonds ('Portfolio-Insured Bonds') while they are owned by the Fund, but does not guarantee the market value of the Bonds or the value of the Units. Although all Bonds are individually insured, neither the Fund, the Units nor the Portfolio are insured directly.

    Since Portfolio Insurance applies to the Bonds only while they are owned by the Fund, the value of Portfolio-Insured Bonds (and therefore the value of the Units) may decline if the credit quality of any Portfolio-Insured Bond is reduced. Premiums for Portfolio Insurance are payable monthly in advance by the Trustee on behalf of the Fund. Upon the sale of a Portfolio-Insured Bond from the Fund, the Trustee has the right, pursuant to an irrevocable commitment obtained from the Insurer, to obtain insurance to maturity ('Permanent Insurance') on the Bond upon the payment of a single, predetermined insurance premium from the proceeds of the sale. Accordingly, any Bond in the Fund is eligible to be sold on an insured basis. The Public Offering Price does not reflect any element of value for Portfolio Insurance. The Evaluator will attribute a value to the Portfolio Insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Portfolio-Insured Bonds are in default in the payment of principal or interest or, in the opinion of Defined Asset Funds research analysts, in significant risk of default.

     The Insurers. The claims-paying ability of each Insurer is rated AAA by Standard & Poor's. Ratings of insurance companies are subject to change at any time at the discretion of the rating agency. In the event that the rating of an Insurer is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund.

     The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                           FINANCIAL INFORMATION
                                                                            AS OF JUNE 30, 1995
                                                                          (IN MILLIONS OF DOLLARS)
                                                                  ----------------------------------------
                        NAME                   DATE ESTABLISHED   ADMITTED ASSETS   POLICYHOLDERS' SURPLUS
                        ----                   ----------------   ---------------   ----------------------
Financial Security Assurance Inc.............           1984        $       776         $       344
MBIA Insurance Corporation...................           1986              3,623               1,165

     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

CASH OR ACCRETION BOND SERIES AND SELECT SERIES

     The Bonds in these Funds are Compound Interest Bonds that initially do not pay interest. Instead, these Bonds accrue interest until a certain date (the Payment Commencement Date). Prior to that date, the accrued but unpaid interest on each Compound Interest Bond is added to principal and compounded, and additional Units of the Fund are issued and added to the investor's account on the quarterly or semi-annual Unit Accretion Distribution Days stated in Part A of the Prospectus. Investors may elect automatic unit accretion distributions which will return to them cash substantially equivalent to the accrued but unpaid interest on the Compound Interest Bonds. Notice of your election to have unit accretion distributions liquidated must be received by the Trustee at least ten days prior to the first Record Day for Unit Accretion Distribution as to which your election will apply. Compound Interest Bonds are treated for federal income tax purposes as having original issue discount, and investors must report as taxable income each year a portion of the original issue discount prior to receiving the cash attributable to that income (see Taxes in Part A of the Prospectus). In addition, the value of the Compound Interest Bonds and of the Units may be subject to greater fluctuations in response to changing interest rates than bonds that make current interest payments.

     The Compound Interest Bonds are backed by collateral primarily composed of mortgage-backed securities guaranteed as to payment of interest and principal by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). The issuers of the Compound Interest Bonds are generally limited purpose corporations organized solely to issue the Bonds.

PREFERRED STOCK PUT SERIES

     Preferred stocks present less risk than common stocks since dividends must be paid before holders of common stock of that issuer may receive a dividend. Preferred stocks do not, however, represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as corporate bonds.

     The preferred stocks in the Fund were acquired from a savings bank or savings and loan association (the Seller) that had held the preferred stocks in its portfolio prior to sale to the Sponsors (see Banks and Other Financial Institutions above). In order to provide liquidity, the Seller has committed to repurchase any of the preferred stocks on any semi-annual Purchase Date (as stated in Part A of the Prospectus) (a Liquidity Purchase). The Seller will also repurchase any preferred stocks if the issuer fails to make any redemption payments or fails to declare and pay a dividend at the prescribed dividend rate (a Default Purchase) or if the Seller becomes or is deemed to be bankrupt or insolvent (an Insolvency Purchase). Investors should realize that they may have all or part of the principal amount of their investment in Units returned prior to termination of the Fund if any of these situations occurs. The Seller will also purchase all the preferred stocks remaining in the Fund on the Final Disposition Date stated in Part A of the Prospectus (a Disposition Purchase). These purchase commitments are backed by collateral which may include mortgage-backed securities, municipal and corporate bonds, U.S. government securities and cash.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the date of this Prospectus which might reasonably be expected to have a material adverse effect upon the Fund. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. In addition, there can be no assurance that foreign withholding taxes will not be imposed on interest on Bonds issued by non-U.S. issuers in the future.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

     The size and composition of the Portfolio will change over time. Certain of the Bonds may be subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

     Cash or Accretion Bond Series and Select Series. As periodic payments of interest and principal and any prepayments of principal are made on the Ginnie Maes, Freddie Macs and Fannie Maes (the Collateral) backing the Compound Interest Bonds, all or a portion of the amounts received will be used first to make principal and interest payments on other bonds issued by the issuers of the Compound Interest Bonds, until those bonds are fully paid, and then to make principal and interest payments on the Compound Interest Bonds. Therefore, the prepayment rates on the mortgages underlying the Collateral will affect the principal amount of the Compound Interest Bonds in the Fund and the ultimate life of the Fund.

     All of the mortgages in the pools relating to the Collateral are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). While the mortgages underlying the Collateral may be amortized over a period from 30 to 15 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less, perhaps as little as nine and six years, respectively. Generally speaking, a number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Collateral. Changes in prepayment patterns which are influenced by changes in housing cycles and mortgage refinancing could influence yield assumptions used in pricing the securities.

     While the value of these mortgage backed securities generally fluctuates inversely with changes in interest rates, it should be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above.

     Early termination of a Fund or early payments of principal may have important consequences to the investor; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter Units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the

Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

     Up to 40% of the value of the Portfolio may consist of Bonds acquired in private placements or otherwise that may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of these Bonds be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

PUBLIC OFFERING PRICE

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund. In the secondary market (after the initial offering period), the Public Offering Price is generally based on the bid side evaluation of the Bonds and includes a sales charge based on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix B). Purchases in the secondary market of one or more Series sponsored by the Sponsors that have the same rates of sales charge may be aggregated. To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser. This procedure may be amended or terminated at any time without notice. For Preferred Stock Put Series there is no sales charge and the Public Offering Price is based on the offer side evaluation of the preferred stocks.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.

     Net accrued interest is added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of purchase of Units to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For Cash or Accretion Bond Series and Select Series, the following Federal holidays are also not Business Days: Columbus Day, Veteran's Day and Martin Luther King's birthday. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered issues have been lower than the offer prices by as much as 1 1/2 or more of face amount in the case of inactively traded issues and as little as 1/4 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1/2 of 1% and 1% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for about 25 years. Primarily because of the sales charge and fluctuations in the market value of the Bonds, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons; in that event, the Sponsors may still purchase Units at the redemption price as a service to investors. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request together with any certificates you hold. Certificates must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. The Fund has no back-end load or 12b-1 fees, so there is never a fee for cashing in your investment (see Appendix B). If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable, or for any other period permitted by the SEC.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Interest or dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing Bonds in the Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighing each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

     No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long Units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

     ESTIMATED RATE TO PROJECTED TO MATURITY (CASH OR ACCRETION BONDS SERIES AND SELECT SERIES). Estimated Rate to Projected Maturity of the Compound Interest Bonds is calculated assuming that the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral for the Compound Interest Bonds are prepaid at a certain percentage of a standard prepayment model, that payment on any Compound Interest Bond is not accelerated due to the default of an issuer, that the principal amount of the interest-bearing Bonds included in the Portfolio is distributed when it matures, that interest received on the interest-bearing Bonds will precisely cover the expenses of the Fund, that investors do not redeem or sell any Units (including new Units credited in respect of the aggregate increase in Accreted Principal Amount of the Compound Interest Bonds) prior to projected maturity of the Fund. If the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral prepay more slowly than the specified assumed rates of the prepayment model, the actual return will be less.

     PREFERRED   STOCK PUT  SERIES. Estimated Current  Return shows the
anticipated net annual income rate times the face amount or par or stated value of the preferred stock, divided by the Public Offering Price. The estimated net annual income rate per Unit shows the percentage return based on the face amount or par or stated value per Unit after deducting estimated annual fees and expenses. The Estimated After-Tax Return assumes that investors are taxed at the highest current corporate tax rate and that all dividends distributed to investors will be eligible for the dividends-received deduction for corporations, and is determined without regard to any capital gains that may be distributed to investors.

DISTRIBUTIONS

     Each Unit receives an equal share of any distributions of income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis; dividends on the preferred stocks are usually paid quarterly. Because interest and dividends are not received at a constant rate throughout the year, any Income Distribution may be more or less than the income actually received. To eliminate fluctuations in the Income Distribution, the Trustee will advance amounts necessary to provide approximately equal distributions; it will be reimbursed, without interest, from income received on the Bonds or preferred stocks, as the case may be, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Income Distributions, the Trustee will distribute the investor's pro rata share of any principal received from any disposition of a Bond to the extent available for distribution.

     The estimated annual income per Unit, after deducting estimated annual
Fund expenses as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

REINVESTMENT

Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in The Corporate Fund Accumulation Program, Inc., which is available to investors in certain Series. The Program is an open-end management investment company whose investment objective is to obtain a high level of current income by investing in a diversified portfolio consisting primarily of long-term corporate bonds rated A or better or with comparable credit characteristics. It should be noted, however, that interest distributions to foreign investors from this Program will be subject to U.S. Federal income taxes, including withholding taxes. Investors participating in the Program will be taxed on their reinvested distributions in the manner described in Taxes even though distributions are automatically reinvested. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply. REINVESTMENT IS NOT AVAILABLE TO INVESTORS IN CASH OR ACCRETION BOND SERIES, PREFERRED STOCK PUT SERIES OR SELECT SERIES.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Corporate Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES--For all Funds except Preferred Stock Put Series and Monthly Payment Series structured as regulated investment companies as specified in Part A of the Prospectus.

     The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies. Certain Funds may contain units of previously issued series of Corporate Income Fund; reference here to the Fund should be understood to include those previously issued Series.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

        The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to an investor of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the investor purchases his Units, in order to determine his tax basis for his pro rata portion of each Bond.

       Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund regardless of whether it is automatically reinvested in the Fund. An individual investor who itemizes deductions may deduct his pro rata share of fees and other expenses of the Fund only to the extent that such amount together with the investor's other miscellaneous deductions exceeds 2% of his adjusted gross income.

        If an investor's tax basis for his pro rata portion of a Bond exceeds the redemption price at maturity thereof (subject to certain adjustments), the investor will be considered to have purchased his pro rata portion of the Bond at a 'bond premium'. The investor may elect to amortize the bond premium prior to the maturity of the Bond. The amount amortized in any year should be applied to offset the investor's interest from the Bond and will result in a reduction of basis for his pro rata portion of the Bond.

        An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund or when he sells or redeems all or some of his Units. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of an investor's pro rata portion of a Bond acquired by the investor at a 'market discount' (i.e., where the investor's tax basis for his pro rata portion of the Bond (which includes any original issue discount accrued thereon) is less than its stated redemption price at maturity) will be treated as ordinary income to the extent the gain does not exceed the accrued market discount.

        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes.

        Notwithstanding the foregoing, an investor who is a non-resident alien individual or a foreign corporation (a 'Foreign Investor') will generally not be subject to U.S. federal income taxes, including withholding taxes, on the interest income on, or any gain from the sale or other disposition of, his pro rata portion of any Bond provided that (i) the interest income or gain is not effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) if the interest is United States source income (which is the case on most Bonds issued by United States issuers), the Bond is issued after July 18, 1984 and the Foreign Investor does not own, actually or constructively, 10% or more of the total combined voting power of all classes of voting stock of the issuer of the Bond and is not a controlled foreign corporation related (within the meaning of Section 864 (d)(4) of the Code) to the issuer of the Bond, (iii) with respect to any gain, the Foreign Investor (if an individual) is not present in the United States for 183 days or more during the taxable year and (iv) the Foreign Investor provides the required certification of his status and of certain other matters. Withholding agents will file with the Internal Revenue Service foreign person information returns with respect to such interest payments accompanied by such certifications. Foreign Investors should consult their own tax advisers with respect to United States federal income tax consequences of ownership of Units.

        The foregoing discussion relates only to U.S. federal and certain aspects of New York State and City income taxes. Investors may be subject to taxation in New York and other jurisdictions (including a Foreign Investor's country of residence) and should consult their own tax advisers in this regard.

                                *     *     *

     Neither the Sponsors nor Davis Polk & Wardwell have made or will make a review of the facts and circumstances relating to the issuance of any Bonds. To the best knowledge of the Sponsors, each Bond will be treated as debt for tax purposes by the respective issuers. The Internal Revenue Service, however, is not bound by an issuer's treatment and may take the position that a Bond has more equity than debt features and, accordingly, should be treated as equity. In the event of such a recharacterization, a withholding tax at the statutory rate of 30% (or a lesser treaty rate) would apply on distributions to Foreign Investors in respect of that Bond.

     Unless otherwise stated in Part A of the Prospectus, the Sponsors believe that (i) each of the Bonds, the interest on which is United States source income (which is the case for most Bonds issued by United States issuers), was or will have been issued after July 18, 1984 and (ii) interest on any Bond issued by a non-United States issuer is not subject to any foreign withholding taxes under current law. There can be no assurance, however, that foreign withholding taxes will not be imposed on interest on Bonds issued by non-United States issuers in the future.

     After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Fund of any Bond), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

RETIREMENT PLANS--CASH AND ACCRETION BOND SERIES AND SELECT SERIES

     These Series may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filling a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

The Trustee and its address are stated on the back cover of Part A of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of Part A of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors. On Preferred Stock Put Series, the Sponsors received an initial placement fee from the Seller and receive an annual placement fee equal to a percentage of the price at which the Seller has committed to purchase the preferred stocks (the Put Price).

FUND PERFORMANCE

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.

     Fund performance may be compared to performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Select Ten Portfolio, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                  APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

     A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as 'units' and 'funds') is a current assessment of creditworthiness with respect to the investments held by the fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses will reduce payment to the Holder of the interest and principal required to be paid on portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, as the rating does not comment as to market price of the units or suitability for a particular investor.

     AAA--Units rated AAA represent interests in funds composed exclusively of securities that, together with their credit support, are rated AAA by Standard & Poor's and/or certain short-term investments. This AAA rating is the highest rating assigned by Standard & Poor's to a security. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     *Continuance  of  the  rating  is contingent  upon  S&P's  receipt  of an
executed  copy  of  the  escrow  agreement  during  documentation   confirming
investments and cash flows.

     NR--Indicates   that  no  rating  has   been  requested,  that  there  is
insufficient information on which to base rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

FITCH INVESTORS SERVICES, INC.

     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

     A 'I' or a 'J' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     A 'I' or a 'J' sign after a rating symbol indicates relative standing in its rating.

                                  APPENDIX B
                    SECONDARY MARKET SALES CHARGE SCHEDULE

                                                     SALES CHARGE
                                      (GROSS UNDERWRITING PROFIT)
                                     --------------------------------
                                     AS PERCENT OF      AS PERCENT OF  DEALER CONCESSION AS
                                     BID SIDE PUBLIC     NET AMOUNT    PERCENT OF PUBLIC
            NUMBER OF UNITS          OFFERING PRICE        INVESTED      OFFERING PRICE
            ---------------          ---------------    -------------  --------------------
MONTHLY PAYMENT SERIES AND INSURED
SERIES:
Less than 250......................           5.50%           5.820%              3.575%
250 - 499..........................           4.50            4.712               2.925
500 - 749..........................           3.50            3.627               2.275
750 - 999..........................           2.50            2.564               1.625
1,000 or more......................           2.00            2.041               1.300

INTERMEDIATE SERIES:
Less than 250......................           4.75%           4.987%              3.088%
250 - 499..........................           3.75            3.896               2.438
500 - 749..........................           2.75            2.828               1.788
750 - 999..........................           2.00            2.041               1.300
1,000 or more......................           1.50            1.523               0.975

CASH OR ACCRETION BOND SERIES AND
SELECT SERIES::
Less than 250,000..................           3.50%           3.627%              2.275%
250,000 - 499,999..................           2.75            2.828               1.788
500,000 - 749,999..................           2.00            2.040               1.300
750,000 - 999,999..................           1.50            1.523               0.975
1,000,000 or more..................           1.00            1.010               0.650

PREFERRED STOCK PUT SERIES: Units are sold at no sales charge.

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                                                                  14100--11/95

                             DEFINED
                             ASSET FUNDSSM


SPONSORS:                               CORPORATE INCOME FUND
Merrill Lynch,                          Intermediate Term Series--46
Pierce, Fenner & Smith Incorporated     (A Unit Investment Trust)
Defined Asset Funds                     PROSPECTUS PART A
P.O. Box 9051                           This Prospectus does not contain all of
Princeton, N.J. 08543-9051              the information with respect to the
(609) 282-8500                          investment company set forth in its
Smith Barney Inc.                       registration statement and exhibits
Unit Trust Department                   relating thereto which have been filed
388 Greenwich Street--23rd Floor        with the Securities and Exchange
New York, NY 10013                      Commission, Washington, D.C. under the
1-800-223-2532                          Securities Act of 1933 and the
PaineWebber Incorporated                Investment Company Act of 1940, and to
1200 Harbor Boulevard                   which reference is hereby made.
Weehawken, N.J. 07087                   No person is authorized to give any
(201) 902-3000                          information or to make any
Prudential Securities Incorporated      representations with respect to this
One Seaport Plaza                       investment company not contained in its
199 Water Street                        registration statement and exhibits
New York, N.Y. 10292                    thereto; and any information or
(212) 776-1000                          representation not contained therein
Dean Witter Reynolds Inc.               must not be relied upon as having been
Two World Trade Center--59th Floor      authorized. This Prospectus does not
New York, N.Y. 10048                    constitute an offer to sell, or a
(212) 392-2222                          solicitation of an offer to buy,
EVALUATOR:                              securities in any state to any person to
Interactive Data Services Inc.          whom it is not lawful to make such offer
14 Wall Street                          in such state.
New York, N.Y. 10005
TRUSTEE:
The Chase Manhattan Bank, N.A.
(a National Banking Association)
Customer Service Retail Department
770 Broadway--7th Floor
New York, N.Y. 10003-9598
1-800-323-1508


                                                     14608--12/95